     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 22, 1996

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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /     Preliminary Proxy Statement
/x/     Definitive Proxy Statement
/ /     Definitive Additional Materials
/ /     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

                        CORPORATE HIGH YIELD FUND, INC.
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/x/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to

    Exchange Act Rule 0-11:(1)

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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Notes:
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(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                        CORPORATE HIGH YIELD FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                 NOTICE OF 1996 ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                               SEPTEMBER 9, 1996

TO THE STOCKHOLDERS OF CORPORATE HIGH YIELD FUND, INC.:

     Notice is hereby given that the 1996 Annual Meeting of Stockholders (the 'Meeting') of Corporate High Yield Fund, Inc. (the 'Fund') will be held at the offices of Merrill Lynch Asset Management, L.P. ('MLAM'), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Monday, September 9, 1996 at 12:30 P.M. for the following purposes:

          (1)  To elect a Board of Directors to serve for the ensuing year;

          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on July 15, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after August 26, 1996, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors

                                          IRA P. SHAPIRO
                                          Secretary

Plainsboro, New Jersey
Dated: July 22, 1996

                                PROXY STATEMENT

                            ------------------------

                        CORPORATE HIGH YIELD FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                      1996 ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------
                               SEPTEMBER 9, 1996


                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Corporate High Yield Fund, Inc., a Maryland corporation (the 'Fund'), to be voted at the 1996 Annual Meeting of Stockholders of the Fund (the 'Meeting'), to be held at the offices of Merrill Lynch Asset Management, L.P. ('MLAM'), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Monday, September 9, 1996 at 12:30 P.M. The approximate mailing date of this Proxy Statement is July 24, 1996.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year, and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund.

     The Board of Directors has fixed the close of business on July 15, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of July 15, 1996, the Fund had outstanding 21,996,104 shares of common stock, par value $.10 per share ('Common Stock'). To the knowledge of the Fund, as of July 15, 1996, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock.

     Approval of Items 1 and 2 below will require the affirmative vote of the holders of a majority of the Fund's stockholders, voting in person or by proxy, at a meeting in which a quorum is present and duly constituted. The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.


                         ITEM 1. ELECTION OF DIRECTORS

     At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) in favor of the six (6) persons designated as directors to be elected by holders of Common Stock. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

     Certain information concerning the nominees is set forth as follows:

                                                                                                         SHARES OF
                                                                                                       COMMON STOCK
                                                                                                        OF THE FUND
                                                         PRINCIPAL OCCUPATIONS                         BENEFICIALLY
                                                         DURING PAST FIVE YEARS            DIRECTOR      OWNED AT
      NAME AND ADDRESS OF NOMINEE         AGE         AND PUBLIC DIRECTORSHIPS(1)           SINCE      JULY 15, 1996
- ----------------------------------------  ----  ----------------------------------------   --------    -------------
Joe Grills(1)(2) .......................   61   Member of the Committee of Investment of     1994            0
  183 Soundview Lane                              Employee Benefit Assets of the
  New Canaan, Connecticut 06840                   Financial Executives Institute
                                                  ('CIEBA') since 1986; member of
                                                  CIEBA's Executive Committee since 1988
                                                  and its Chairman from 1991 to 1992;
                                                  Assistant Treasurer of International
                                                  Business Machines Incorporated ('IBM')
                                                  and Chief Investment Officer of IBM
                                                  Retirement Funds from 1986 until 1993;
                                                  Member of the Investment Advisory
                                                  Committee of the State of New York
                                                  Common Retirement Fund; Director, Duke
                                                  Management Company (real estate
                                                  management) since 1993; Director,
                                                  LaSalle Street Fund since 1995.

Walter Mintz(1)(2) .....................   67   Special Limited Partner of Cumberland        1993            0
  1114 Avenue of the Americas                     Associates (investment partnership)
  New York, New York 10036                        since 1982.

Robert S. Salomon, Jr.(1)(2)(3) ........   59   Principal of STI Management (investment      1996            0
  106 Dolphin Cove Quay                           adviser); Chairman and CEO of Salomon
  Stamford, Connecticut 06902                     Brothers Asset Management Inc from
                                                  1992 to 1995; Chairman of Salomon
                                                  Brothers equity mutual funds from 1992
                                                  to 1995; Director of Stock Research

                                                  and U.S. Equity Strategist at Salomon
                                                  Brothers Inc from 1975 to 1991;
                                                  Director, Common Fund and the Norwalk
                                                  Community Technical College
                                                  Foundation.

Melvin R. Seiden(1)(2) .................   65   President of Silbanc Properties, Ltd.        1993            0
  780 Third Avenue                                (real estate, investment and
  Suite 2502                                      consulting) since 1987.
  New York, New York 10017

Stephen B. Swensrud(1)(2) ..............   63   Principal of Fernwood Associates since       1993            0
  24 Federal Street                               1975 (financial consultants); Principal
  Suite 400                                       of Fernwood Advisers since 1996
  Boston, Massachusetts 02110                     (investment adviser).



                                                                                                         SHARES OF
                                                                                                       COMMON STOCK
                                                                                                        OF THE FUND
                                                         PRINCIPAL OCCUPATIONS                         BENEFICIALLY
                                                         DURING PAST FIVE YEARS            DIRECTOR      OWNED AT
      NAME AND ADDRESS OF NOMINEE         AGE         AND PUBLIC DIRECTORSHIPS(1)           SINCE      JULY 15, 1996
- ----------------------------------------  ----  ----------------------------------------   --------    -------------
Arthur Zeikel(1)(4) ....................   64   President of Fund Asset Management, L.P.     1993            0
  P.O. Box 9011                                   ('FAM') (which term as used hereunder
  Princeton, New Jersey 08543-9011                includes its corporate predecessors)
                                                  since 1977; President of MLAM (which
                                                  term as used hereunder includes its
                                                  corporate predecessors) since 1977;
                                                  President and Director of Princeton
                                                  Services, Inc. ('Princeton Services')
                                                  since 1993; Executive Vice President
                                                  of Merrill Lynch & Co., Inc.
                                                  ('ML&Co.') since 1990; Executive Vice
                                                  President of Merrill Lynch, Pierce,
                                                  Fenner & Smith Incorporated ('Merrill
                                                  Lynch') from 1990 to 1995 and a Senior
                                                  Vice President thereof from 1985 to
                                                  1990; Director of Merrill Lynch Funds
                                                  Distributor, Inc. ('MLFD').

- ---------------

(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See 'Merrill Lynch Investment Company Directorships' below.

(2) Member of Audit Committee of the Board of Directors.

(3) On January 17, 1996, Robert S. Salomon, Jr. was elected a Director of the Fund to fill the vacancy created by the retirement of Harry Woolf, who retired as a Director, effective December 31, 1995, pursuant to the Fund's retirement policy.

(4) Interested person, as defined in the Investment Company Act of 1940, as amended (the 'Investment Company Act'), of the Fund.

     Committees and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not 'interested persons' of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

     During the fiscal year ended May 31, 1996, the Board of Directors held four meetings and the Audit Committee held four meetings. Each of the Directors then in office attended at least 75% of the total number of meetings of the Board of Directors. Each member of the Audit Committee then in office attended at least 75% of the total number of meetings of the Audit Committee held during such period.

     Compliance with Section 16(a) of the Securities Exchange Act of 1934.
Section 16(a) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ('SEC') and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that a Form 4 disclosing that Vincent Lathbury, a Vice President of the Fund, sold 49 shares of the Fund on December 22, 1994. A Form 4 was filed on behalf of Mr. Lathbury on July 11, 1995.


     Interested Persons. The Fund considers Mr. Zeikel to be an 'interested person' of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act as a result of the position he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.

     Compensation of Directors. FAM, the investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML&Co. or its subsidiaries. The Fund pays each Director not affiliated with the investment adviser a fee of $2,000 per year plus $500 per regular meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee a fee of $2,000 per year plus $500 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at such meetings. These fees and expenses aggregated $47,941 for the fiscal year ended May 31, 1996.

     The following table sets forth for the fiscal year ended May 31, 1996, compensation paid by the Fund to the non-affiliated Directors and, for the calendar year ending December 31, 1995, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ('FAM/MLAM Advised Funds'), to the non-affiliated Directors.

                                                            PENSION OR RETIREMENT       AGGREGATE COMPENSATION FROM
                                           COMPENSATION    BENEFITS ACCRUED AS PART          FUND AND FAM/MLAM
            NAME OF DIRECTOR                FROM FUND          OF FUND EXPENSES        ADVISED FUNDS PAID TO TRUSTEES
- ----------------------------------------   ------------    ------------------------    ------------------------------
Joe Grills(1)...........................      $9,500                 None                         $153,883
Walter Mintz(1).........................      $9,500                 None                         $153,883
Robert S. Salomon, Jr.(1)(2)............      $3,166                 None                         $      0
Melvin R. Seiden(1).....................      $9,500                 None                         $153,883
Stephen B. Swensrud(1)..................      $9,500                 None                         $161,883
Harry Woolf(1)..........................      $7,500                 None                         $153,883

- ------------------

(1) In addition to the Fund, the Directors serve on the boards of other FAM/MLAM Advised Funds as follows: Mr. Grills (37 funds and portfolios); Mr. Mintz (37 funds and portfolios); Mr. Salomon (37 funds and portfolios); Mr. Seiden (37 funds and portfolios); Mr. Swensrud (47 funds and portfolios); and Mr. Woolf, prior to his retirement, effective December 31, 1995, pursuant to the Fund's retirement policy (37 funds and portfolios).

(2) Mr. Salomon was elected a Director of the Fund on January 17, 1996.

     Officers of the Fund.  The Board of Directors has elected eight officers of the Fund. The following sets forth information concerning each of these officers:

                                                                                                           OFFICER
                         NAME AND PRINCIPAL OCCUPATION                                OFFICE        AGE     SINCE
- -------------------------------------------------------------------------------   ---------------   ----   -------
Arthur Zeikel .................................................................   President           64      1993
  President of FAM since 1977; President of MLAM since 1977; President and
  Director of Princeton Services since 1993; Executive Vice President of ML&Co.
  since 1990; Executive Vice President of Merrill Lynch from 1990 to 1995 and
  Senior Vice President thereof from 1985 to 1990; Director of MLFD.

Terry K. Glenn ................................................................   Executive Vice      55      1993
  Executive Vice President of FAM and MLAM since 1983; Executive Vice President     President
  and Director of Princeton Services since 1993; President of MLFD since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P.
  since 1988.

N. John Hewitt ................................................................   Senior Vice         61      1993
  Senior Vice President of FAM and MLAM since 1980.                                 President

Vincent T. Lathbury, III ......................................................   Vice President      55      1993
  Vice President of MLAM since 1982; Portfolio Manager of FAM and MLAM since
  1982.

Elizabeth Phillips ............................................................   Vice President      46      1993
  Vice President of MLAM since 1990; Vice President, Debt Rating Department,
  Standard & Poor's Corporation from 1985 to 1990.

Donald C. Burke ...............................................................   Vice President      36      1993
  Vice President and Director of Taxation of MLAM since 1990; Employee of
  Deloitte & Touche LLP from 1982 to 1990.

Gerald M. Richard .............................................................   Treasurer           47      1993
  Senior Vice President and Treasurer of FAM and MLAM since 1984; Senior Vice
  President and Treasurer of Princeton Services since 1993; Treasurer of MLFD since 1984 and Vice President since 1981.

Ira P. Shapiro ................................................................   Secretary           33      1996
  Attorney associated with FAM and MLAM since 1993. Prior to 1993, Mr. Shapiro was an attorney in private practice.

     Stock Ownership. At July 15, 1996, the Directors and officers of the Fund as a group (13 persons) owned an aggregate of less than 1/4 of 1% of the Common Stock of the Fund outstanding at such date. At such date, Mr. Zeikel, a Director of the Fund, and the officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML&Co.

                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS


     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ('D&T'), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of D&T in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the

Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T also acts as independent auditors for ML&Co. and all of its subsidiaries and for substantially all of the other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for ML&Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted 'FOR' the Director nominees and 'FOR' the ratification of D&T as independent auditors for the Fund.

     Broker-dealer firms, including Merrill Lynch, holding Fund shares in 'street name' for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Accordingly, the Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies which are returned but which are marked 'abstain' or on which a broker-dealer has declined to vote on any proposal ('broker non-votes') will be counted as present for the purposes of a quorum. Merrill Lynch has advised that it intends to exercise discretion over shares held in its name for which no instructions are received by voting such shares in the same proportion as it has voted shares for which it has received instructions. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the vote on Item 1 or
Item 2.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended May 31, 1996 to any stockholder upon request. Such requests should be directed to Corporate High Yield Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Ira P. Shapiro, Secretary or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

     If a stockholder intends to present a proposal at the 1997 Annual Meeting of Stockholders of the Fund, which is anticipated to be held in September 1997, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by March 24, 1997.

                                          By Order of the Board of Directors

                                          IRA P. SHAPIRO
                                          Secretary

Dated: July 22, 1996

                        CORPORATE HIGH YIELD FUND, INC.
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011

                                   P R O X Y

          This proxy is solicited on behalf of the Board of Directors

   The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Ira P. Shapiro as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the Common Stock of Corporate High Yield Fund, Inc. (the "Fund") held of record by the undersigned on July 15, 1996 at the annual meeting of stockholders of the Fund to be held on September 9, 1996 or any adjournment thereof.

   This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Proposals 1 and 2.

                                (Continued and to be signed on the reverse side)

1.  ELECTION OF DIRECTORS

    FOR all nominees listed below (except as marked to the contrary below)  [ ]

    (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
    Joe Grills, Walter Mintz, Robert S. Salomon, Jr., Melvin R. Selden, Stephen B. Swensond, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjourment thereof.

    WITHHOLD AUTHORITY to vote for all nominees listed below  [ ]

        FOR  [ ]                AGAINST  [ ]                  ABSTAIN  [ ]

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

Dated: _______________________________________, 1996

X __________________________________________________
                     Signature

X __________________________________________________
              Signature, if held jointly


Please mark boxes [shaded box] or [X in box] in blue or black ink. Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.